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                                AGREEMENT OF SALE


                              dated August __, 1996

                                     between


            Orthopedic & Sports Therapy Services of Queens, L.P. and

                            Parkside of Queens, Inc.,


                                                       Sellers

                                       and



                       Oak Tree Medical Management, Inc.,


                                                       Purchaser



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                                AGREEMENT OF SALE


AGREEMENT OF SALE, made August __, 1996, among Orthopedic & Sports Therapy Services of Queens Limited Partnership, a Virginia Limited Partnership (the "L.P."), having an address at 250 West 100th Street, New York, NY, Parkside of Queens, Inc., having an address at 250 West 100th Street, New York, NY ("General Partner") Gary Danziger, having an address at 1 Crooked Mile Road, Westport, CT 06880 ("Shareholder/Limited Partner"), and Oak Tree Medical Management, Inc., a New York corporation, having an address at 2 Gannett Drive Suite 215, White Plains, NY 10604 ("Purchaser"). The L.P., the General Partner and the Limited Partner/Shareholder shall collectively be referred to as "Sellers."


                              W I T N E S S E T H:


WHEREAS, Purchaser desires to acquire, and Sellers desire to sell the stock of the General Partner, the interests of the General Partner and the Limited Partner in the L.P., and the assets of the business known as Orthopedic & Sports Therapy Services of Queens, Limited Partnership, such business managing a physical therapy practice at 163-03 Horace Harding Expressway, Flushing, New York, hereinafter specified, upon the terms and conditions hereinafter set forth, and

WHEREAS, Shareholder is the Limited Partner of L.P. and the stockholder of the General Partner.


NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:


1. Agreement To Sell. Sellers agree to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, all of the stock of the General Partner, the interests of the General Partner and the Limited Partner in the L.P., and assets of the business known as Orthopedic & Sports Therapy Services of Queens, L.P. (the "Stock, Interests and Assets"), including without limitation the following:

         (a) the equipment, patient files, name described in Exhibit A-1 hereto and all similar equipment and general assets acquired or owned by the business on or before the closing date (the "General Assetst");

         (b) the furniture, fixtures and improvements described in Exhibit A-2 hereto and all similar items acquired or owned by the business on or before the closing date (the "Improvements");

         (c)  the lease described in Exhibit A-3 hereto (the "Lease");


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         (d) the equipment leases, contracts and agreements described in Exhibit
         A-4 hereto (the "Contracts");

         (e) the Provider Agreements described and attached in Exhibit A-5 hereto (the "Provider Agreements");

         (f) the bank accounts, lines of credit and safe deposit boxes, including a list of the persons authorized to access the bank accounts and safe deposit boxes, described in Exhibit A-6 hereto (the "bank accounts and boxes").

         (g) the Accounts Receivable listed in Exhibit A-7 (the "A/R"). Notwithstanding anything to the contrary contained herein, there shall be excluded from the Assets, all cash on hand and in Sellers' bank accounts.

2. Purchase Price. The purchase price to be paid by Purchaser is Three Hundred Twenty Five Thousand Dollars ($325,000.00), payable as follows:

         (a) One Hundred Twenty Five Thousand Dollars ($125,000.00) at the closing. (B) One Hundred Thousand Dollars ($100,000.00) at the closing by taking title subject to and assuming payment of the Existing Indebtedness owed to Calusa Financial - Medical, Inc. identified in Exhibit B hereto in said principal amount, and paying the same according to the terms thereof. If on the closing date the outstanding principal balance of the Existing Indebtedness is less than $100,000.00, the $125,000.00 to be paid at the closing by check pursuant to clause (a) above, shall be increased by the amount that such outstanding principal balance shall be less than $100,000.00. IN NO CASE SHALL PURCHASER BE RESPONSIBLE FOR MORE THAN $100,000.00 OF THIS DEBT. (c) Twenty four months following closing, ten thousand (10,000) shares of common stock of Oak Tree Medical Systems, Inc. of Miami, FL, will be given to Seller. Purchaser guarantees the value to be worth at least ten dollars ($10) per share, equaling One Hundred Thousand Dollars ($100,000.00). If in 24 months from closing the stock is worth less than $10 per share, Purchaser will make up the shortfall, in cash or stock, at its option, i.e. the value of the 10,000 shares will equal at least $100,000. If the stock value is higher than $10 per share, Seller will realize the gain.

3. The Closing. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 2 hereof and the delivery of the closing documents provided for in Article 4 hereof. The closing shall be held at the offices of Robert P. Borsody, P.C., 250 Park Avenue, New York, NY 10177, and shall take place within thirty (30) days of completion of Purchaser's audit, (the "closing date"), but in no event later than September 30,1996.


4.  Closing  Documents.  At the  closing  Seller  shall  execute  and deliver to
Purchaser:



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         (a)  a Bill of Sale substantially in the form of Exhibit C hereto

         (b) an Assignment of the rights of the lessee under the Lease, substantially in the form of

         Exhibit Chereto

         (c) certified copies of resolutions duly adopted by the Limited Partners and General Partner of Sellers authorizing the sale of the Assets and Stock and the performance by Sellers of their obligations hereunder

         (d) an opinion of Seller's counsel, Jerry Shames, Esq. dated as of the closing date, in form and substance satisfactory to Purchaser's counsel, stating such counsel's opinion that: (i) Sellers are a Limited Partnership and General Partner duly organized, validly existing and in good standing under the laws of New York; (ii) Sellers have full power and authority to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Sellers of their obligations hereunder have been duly authorized by the Limited Partners and General Partner of Sellers and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Sellers of their obligations hereunder do not and will not violate any provision of the Limited Partnership Agreement or other governing instrument of Sellers; and (v) except as may be set forth in this agreement, such counsel is not representing Sellers or Shareholder in any suit, action or proceeding against Sellers which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement


         (e)   Restrictive Covenant as enumerated in Article Ten (10),


         (f) Statement executed by Calusa Financial-Medical, Inc. and Shareholder that Existing Debt identified in Exhibit B herein is currently paid, to date of closing. Statement shall also note that any payments in arrears have been brought current, to date of closing,

         (g) Statements executed by Shareholder/Limited Partner releasing and indemnifying Purchaser from any and all obligations and liabilities in excess of the principal of the Existing Debt identified in Exhibit B herein. A pay-off letter from Calusa Financial-Medical, Inc. shall state the principal balance due.

         (h) such other instruments and information in form and substance satisfactory to Purchaser's attorneys as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Stock and Assets to be transferred under this agreement.


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

At the closing Sellers shall deliver to Purchaser all keys for the business. If any keys for the business or assets are held by employees or others, Sellers shall identify such individuals, their addresses and their relationship to the Sellers. Sellers shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this agreement, including the acquisition of possession of the Assets. Sellers shall advise Purchaser of, and cause to be delivered to Purchaser, all trade secrets and proprietary information pertaining to the assets of the business. After the closing, Sellers shall make available to Purchaser, at reasonable times upon reasonable notice, access to all books and records of Sellers relating to the Stock and Assets; however, such books and records shall remain the property of Sellers.

At the closing Purchaser shall execute and deliver to Sellers:

         (a) an Assumption of the obligations of the lessee under the Lease, substantially in the form of Exhibit C hereto

         (b)  an Assumption of the Existing Indebtedness

Except as expressly provided herein, Purchaser shall not be obligated to pay or perform any obligations or liabilities of Sellers including without limitation obligations or liabilities of Sellers to its creditors or any legal, accounting, brokerage or finder's fees or any taxes or other expenses in connection with this agreement or the consummation of the transactions contemplated hereby.


5. Closing Adjustments. The following items shall be apportioned as of midnight of the day preceding the closing date:

         (a)  rent, including any additional rent, under the Lease

         (b)  taxes and applicable common charges under the lease

         (c)  water and sewer charges

         (d)  utilities, as applicable

         (e)  employee salaries and benefits

         (f)  interest on Existing Indebtedness

Any errors or omissions in computing apportionments shall be corrected after the closing, with both parties fully cooperating.

6. Waiver Of Bulk Transfer Requirements. Purchaser, at the request of Seller, hereby waives compliance with the bulk transfer provisions of the Uniform Commercial Code which may be applicable to this transaction. Seller agrees to pay and to indemnify Purchaser against all claims made by the creditors of Seller, other than the Existing Indebtedness, to which this sale is subject.

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At  the  closing,  Seller  shall  deposit  with  the  Escrow  Agent  hereinafter identified the sum of $15,000.00 to be held in escrow as security for the payment of any and all liabilities due the State of New York or any other governmental authority for sales taxes. Said sum shall be released from escrow and delivered to Seller at such time as a receipt or receipts evidencing payment of said liabilities of Seller, or appropriate releases, are delivered to Purchaser.


7. Representations And Warranties Of Sellers. Sellers represent and warrant to Purchaser as follows:

         (a) Sellers are a Limited Partnership and General Partner is a Corporation duly organized, validly existing under the laws of Virginia and New York, respectively, and is duly qualified to do business in New York. Sellers have full power and authority to own its properties and to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Sellers of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Limited Partners and General Partner of Sellers and will not conflict with or breach any provision of the Limited Partnership Agreement or other governing instrument of Sellers, and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Stock or Assets by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Sellers are a party, or which is or purports to be binding upon Sellers or which affects or purports to affect the Assets. No further action or approval is required in order to constitute this agreement the binding and enforceable obligation of Sellers.

         (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Sellers to constitute this agreement the binding and enforceable obligation of Sellers or to consummate the transactions contemplated hereby.

         (c) Sellers are the owners of and haves good and marketable title to the Stock and Assets, free of all liens, claims and encumbrances, except as set forth herein.

         (d) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or, to the best of Sellers' knowledge, threatened against Sellers or the Assets. Sellers have complied with all laws and governmental rules and regulations applicable to the business or the Assets. Sellers and Shareholder have duly notified all insurance carriers or third party payors of any suspected or known claims or potential claims which may be asserted against Sellers or the Assets.

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

         (e) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Sellers' knowledge, threatened against Seller or the Assets. Neither Seller nor the Assets are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Assets or adversely affect the conduct of the business by Purchaser.

         (f) Sellers have not entered into, and the Assets are not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild;
         (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Assets.

         (g) At the time of the closing, there will be no (secured or unsecured) creditors of Sellers, other than the holders of the Existing Indebtedness, Exhibit B. Such payments on the Existing Indebtedness are current and no payments are in arrears. The general business creditors and equipment lessors are listed in Exhibit A-4 attached hereto. Except as set forth herein, Shareholder shall be liable for all obligations of Sellers which are incurred prior to the closing date.

         (h) The Lease is in full force and effect and without any default by Sellers thereunder. All copies of the Lease provided by Sellers to Purchaser are true and complete copies of the original Lease. The lease may be assigned to Purchaser.

         (i) Identified Contracts and Equipment Leases are in full force and effect and without any default by Sellers thereunder. All copies of the Contracts and Leases provided by Sellers to Purchaser are true and complete copies of the original Contracts. Seller is not indebted under any executory Contracts or Leases, except as may be set forth in Exhibit A-4 hereto.

         (j) Any and all Provider Agreements are in full force and effect. True and complete copies of such Agreements are attached hereto as Exhibit A-5.

         (k) Sellers and all its Partners and Stockholder have filed each tax return, including without limitation all income, excise, property, gain, sales, franchise and license tax returns, required to be filed by Sellers and all Partners and Stockholder prior to the date hereof. Each such return is true, complete and correct, and Sellersand all its Partners and Stockholder have paid all taxes, assessments and charges of any governmental authority required to be paid by it and have created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Sellers' knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Sellers or


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

         Stockholder. Sellers' federal tax identification number are _________________. Shareholder shall hold Purchaser harmless and indemnify purchaser against all claims for taxes due from and owed by sellers or Shareholder.

         (l) The attached financial statements in Exhibit D are true and accurate. The financial statements fairly and correctly present the financial position of the Sellers and will so represent such as of the date of closing.

          TAt the closing Sellers shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.


8. Representations And Warranties Of Purchaser. Purchaser represents and warrants to Seller as follows:

         (a) Purchaser is a corporation organized under the laws of New York, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Purchaser.


         (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.




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

9. Conditions To Closing. The obligations of Purchaser to close hereunder are subject to the following conditions:


         (a) All of the terms, covenants and conditions to be complied with or performed by Sellers under this agreement on or before the closing shall have been complied with or performed in all material respects.

         (b) All representations or warranties of Sellers herein are true in all material respects as of the closing date. Such representations and warranties shall also survive closing.

         (c) Satisfactory results of financial audit.

         (d) All assets are in good working order, as applicable.

         (e) On the closing date, there shall be no liens or encumbrances against the Assets, except as provided for herein.

         (f) The business of the Sellers will have been conducted only in the ordinary course of business. No contracts or purchase agreements/orders will have been entered into, other than in the ordinary course of business. No expenditures or credit purchases will be made by Sellers, other than in the ordinary course of business.

         (g) Sellers, Shareholder and their representatives and advisors will supply, upon request by Purchaser and its representatives, such pertinent information as may be required by Purchaser in order to conduct its due diligence survey of Sellers. It is agreed that any documents or information provided hereunder shall be kept in full and complete confidence.

         (h) All payments in the Existing Indebtedness are current and not in arrears, to date of closing.

Sellers promptly shall notify the lessor under the Lease (the "Lessor") of the proposed assignment of the Lease to Purchaser, and shall request the consent of the Lessor thereto. Sellers and Purchaser shall furnish to the Lessor such information as may reasonably be required in connection with the procuring of such consent, and shall otherwise cooperate in an effort to expeditiously procure such consent. If the Lessor shall fail or refuse to grant such consent in writing within thirty days after the date of this agreement (the "Outside Date"), or shall require as a condition of the granting of such consent that additional consideration be paid to the Lessor, which neither Sellers nor Purchaser are willing to pay, then Purchaser may terminate this agreement, by written notice to the other delivered within ten days after the Outside Date.

If this agreement is terminated as provided above in this Article 9, Sellers shall return any payments made by Purchaser on account of the purchase price, whereupon all rights of Purchaser hereunder and to the assets shall terminate, and neither Sellers nor Purchaser shall have any further claim against the other hereunder.


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10.  Restrictive  Covenant  Not to Compete.  Seller and Partner  will not, for a period of four (4) years from the date of closing, either directly or indirectly engage in the practice of physical therapy or related services, within lower Westchester County, NY (up to and including latitude of White Plains, NY), Fairfield County, CT and within a ten (10) mile radius of Seller's current address at 163-03 Horrace Harding Expressway, Flushing, NY 11363. Seller and Shareholder shall execute at closing, such documents as will evidence this surviving provision.

11. Indemnification. Each party hereto, including Shareholder, shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other parties by reason of any breach or failure of observance or performance of any representation, warranty, covenant or other provision (including lists and Exhibits) of this agreement by such party. Shareholder shall indemnify and hold Purchaser harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Purchaser, due to Seller's or Shareholder's prior acts, omissions, negligence or other wrongful conduct.

12. Risk Of Loss. The risk of loss to the assets of the business sold hereunder, until the closing, is assumed and shall be borne by Shareholder and Sellers. Sellers agree to keep all of its assets fully insured against any loss, either by fire, theft or casualty, to the date of closing. In the event that prior to closing, such Assets are totally or substantially damaged by reason of fire, theft or casualty, Purchaser may, in its sole discretion, terminate the within transaction. In such case, all money heretofore deposited with Sellers or Sellers' representative shall be refunded to Purchaser and the parties shall be released from any further liability hereunder. If the Purchaser elects to consummate this transaction despite such loss or damage, it may do so by paying the purchase price set forth herein, reduced by any insurance proceeds received by Sellers.

13. Escrow Conditions. At the closing, Sellers are to deliver to Jerry Shames, Attorney at Law, having an address at 16 Taylor Place, Westport, CT 06880 ("Escrow Agent"), the sum of $15,000.00 to be held in escrow as security for the payment of certain liabilities of Seller, as provided in Article Six (6) above.

Escrow Agent shall hold the foregoing $15,000.00 in accordance with this agreement, or a joint instruction signed by Sellers and Purchaser, or separate instructions of like tenor signed by Sellers and Purchaser, or a final judgment of a court of competent jurisdiction.

14. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement other than the broker, American Health Resources, LLC with offices at 21394 Marina Cove Circle, Suite H11, North Miami Beach, FL 33180 (the "Broker"). The
Purchaser shall be solely responsible for and shall pay at closing all commission, fees, expenses and charges due or owing to the Broker in connection with this transaction, pursuant to a separate agreement between the Purchaser and Broker. Purchaser and Seller shall indemnify, defend and hold each other harmless from and against any loss, cost, expense, claim or liability (including, without limitation, reasonable attorney's fees) arising under or in respect of any claim by any person or entity for any commission, fee or expense in respect of

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

the transaction contemplated by this Agreement, where such claim is based in whole or in part upon any act of the indemnifying party or its representatives. The provisions of this Article shall survive the expiration, termination or cancellation of this Agreement, but shall not be construed as a covenant for the benefit of any third party.

15. The Shareholder. Shareholder hereby confirms all of the representations and warranties of Sellers, and agrees to indemnify and hold Purchaser harmless from and against misrepresentation or breach of any warranty by Sellers, or any breach or failure by Sellers to comply with any term, covenant or condition of this agreement.. Shareholder represents and warrants that he is theLimited Partner of L.P. and the sole Shareholder of General Partner, and that he has full power and authority to carry out and perform his undertakings and obligations as provided herein. Shareholderagrees as aforesaid to induce Purchaser to enter into this agreement. No action or inaction of Shareholder or Purchaser, including the giving of notices, shall affect, change or discharge the obligations of the Purchaser's Guarantor hereunder.

16. Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Seller's attorney, Jerry Shames, Esq. at 16 Taylor Place, Westport, CT 06880, and to Purchaser's attorney,
Frederick C. Veit, Esq., at 2 Gannett Drive Suite 215, White Plains, NY 10604. The respective attorneys for the parties hereby are authorized to give any notice required or permitted hereunder and to agree to adjournments of the closing.

17. Survival. The representations, warranties and covenant contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

18. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

19. Changes Must Be In Writing. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

20. Captions And Exhibits. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

21. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

22.  Binding  Effect.  This  agreement  shall be  binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, successors and assigns.

23. Cancellation. Purchaser reserves the right to cancel this Agreement, without penalty, if any negative disclosure is discovered regarding Seller or its Assets, which would materially affect the value of Seller's Assets.

24. Confidentiality. Each party acknowledges and agrees that any information or data it has acquired from the ---------------- other party, not otherwise properly in the public domain, was received in confidence. Each party hereto agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement (including conducting due diligence or notifying a party's lender), or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof, including any trade or business secrets of the disclosing party and any technical or business materials that are treated by the disclosing party as confidential or proprietary, including without limitation information (whether in written, oral or machine readable form) concerning: general business operations: methods of doing business, servicing clients, client relations, and of pricing and making charge for services and products; financial information, including costs, profits and sales; marketing strategies; business forms developed by or for the disclosing party; names of suppliers, personnel, clients and potential clients; negotiations or other business contacts with suppliers, personnel, clients and potential clients; form and content of bids, proposals and contracts; the disclosing party's internal reporting methods; technical and business data and documentation; software programs, however embodied; diagnostic techniques; and information obtained by or given to the disclosing party about or belonging to third parties.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

                                                 By_________________________
                                                         Gary Danziger


ORTHOPEDIC & SPORTS THERAPY SERVICES OF QUEENS, L.P.
   ATTEST:
                                                 By ________________________
                                                         General Partner


   By ________________________
      Managing Limited Partner


PARKSIDE  OF QUEENS, INC.
   ATTEST:
                                                  By ________________________
                                                            President


OAK TREE MEDICAL MANAGEMENT, INC.

   ATTEST:
                                                  By ________________________
                                                            President

   By ____________________
          Secretary


Jerry Shames, Attorney at Law, hereby executes this agreement for the sole purpose of agreeing to serve as Escrow Agent in accordance with the provisions of Article 13 of this agreement.



                                                -------------------------------
                                                  Jerry Shames, Attorney at Law

STATE OF NEW YORK, COUNTY OF                                             , SS.:


         On the ____ day of August, 1996, before me personally came ______________________________________, to me known, who being duly sworn, did depose and say that he resides at  _____________________________________________
______________________________________________________________;  that  he is the
_______________________________________________________________________________
of Orthopedic & Sports Therapy Services of Queens, L.P., the Limited Partnership and the ______________________________ of Parkside of Queens, Inc. the General Partner described herein and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the Limited and General Partners of the Limited Partnership.



                                            -------------------------------
                                              Notary Public
                                               My commission expires on


STATE OF NEW YORK, COUNTY OF                                            , SS.:


         On the day of August, 1996, before me personally came Gary Danziger, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.


                                               -------------------------------
                                                 Notary Public
                                                 My commission expires on


STATE OF NEW YORK, COUNTY OF                                              , SS.:


         On the ____ day of August, 1996, before me personally came ______________________________________, to me known, who being duly sworn, did depose and say that he resides at  _____________________________________________
______________________________________________________________;  that  he is the
President of Oak Tree Medical Management, Inc., the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.


                                              -------------------------------
                                              Notary Public
                                              My commission expires on

                                   EXHIBIT A-1

                          Equipment and General Assets

                                   EXHIBIT A-2

                                  Improvements

                                   EXHIBIT A-3

                                    The Lease

                                   EXHIBIT A-4

                         Contracts and Equipment Leases



Indebtedness under executory contracts or leases:

                                   EXHIBIT A-5

                               Provider Agreements

                                   EXHIBIT A-6


             Bank Accounts, Safe Deposit Boxes, Lines of Credit and
                        Persons Authorized to Access Each

                                   EXHIBIT A-7

                               ACCOUNTS RECEIVABLE

                                    EXHIBIT B

        Existing Indebtedness, Collateral, Copies of Security Agreements

                   ===========================================



                               ASSIGNMENT OF LEASE


                             dated August ___, 1996

                                      from

              Orthopedic & Sports Therapy Services of Queens, L.P.

                                                                       Seller

                                       to

                       Oak Tree Medical Management, Inc.,

                                                                       Purchaser



                   ===========================================

                                    EXHIBIT C


                               ASSIGNMENT OF LEASE

         KNOW THAT,  for valuable  consideration,  Orthopedic  & Sports  Therapy
Services of Queens, L.P., a Virginia Limited Partnership, having an address at_____________________________ ("Assignor") hereby assigns unto Oak Tree Medical Management, Inc., a New York corporation, having an address at 2 Gannett Drive Suite 215, White Plains, NY 10604 ("Assignee") all right, title and interest of Assignor as lessee under the following lease:

Banle Associates to Orthopedic & Sports Therapy Services of Queens, L.P. Dated September 14, 1992.

         TO HAVE AND TO HOLD said lease unto Assignee and the heirs, executors, administrators, successors and assigns of Assignee from and after the date hereof, for the rest of the term of said lease, as the same may be modified or extended.

         Assignee hereby assumes and agrees to perform, from and after the date hereof, all of the terms, covenants and conditions of said lease to be performed by the lessee thereunder.

         IN WITNESS WHEREOF, Assignor and Assignee have duly executed this assignment and assumption on August ___, 1996.


ORTHOPEDIC & SPORTS THERAPY SERVICES OF QUEENS, L.P.
   ATTEST:
                                                    By ________________________
                                                           General Partner

   By ____________________
         Managing Partner


OAK TREE MEDICAL MANAGEMENT, INC.
   ATTEST:
                                                    By ________________________
                                                            President

   By ____________________
           Secretary

STATE OF NEW YORK, COUNTY OF                                  , SS.:

         On the ______ day of August, 1996, before me personally came _______________________________________________________________________, to me
known,   who  being  duly  sworn,   did  depose  and  say  that  he  resides  at
_____________________________________________
_______________________________________________________________________; that he is the ______________________ of Orthopedic & Sports Therapy Services of Queens, L.P., the Limited Partnership described herein and which executed the foregoing instrument; and that he signed his name thereto by the order of the Limited and General Partners of the Limited Partnership.



                                               -------------------------------
                                                          Notary Public
                                                   My commission expires on



STATE OF NEW YORK, COUNTY OF                                           , SS.:

         On the ______ day of August, 1996, before me personally came _________________________________ , to me known, who being duly sworn, did depose and say that he resides at ________________________________________; that he is the President of Oak Tree Medical Management, Inc., the corporation described herein and which executed the foregoing instrument; and that he signed his name thereto by the order of the board of directors of the said corporation.


                                               -------------------------------
                                                          Notary Public
                                                   My commission expires on


         The undersigned, as lessor under the lease described in the foregoing assignment of lease, hereby consents to said assignment of the lease.



                                                 -------------------------------
                                                         Banle Associates

                                    EXHIBIT D


                              FINANCIAL STATEMENTS